Virtus KAR Emerging Markets Small-Cap Fund and

Virtus KAR International Small-Cap Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 30, 2018 to the Summary Prospectuses and Statutory Prospectus, each dated January 29, 2018, as supplemented

IMPORTANT NOTICE TO INVESTORS

Shareholders of Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund (the “Funds”) approved a change to each Fund’s fundamental policy and classification from a diversified fund to a non-diversified fund. The changes to each Fund’s fundamental policy are effective November 30, 2018. The resulting disclosure changes are described below.

Under “Principal Investment Strategies” in the Funds’ summary prospectuses and summary section of the statutory prospectus, the following sentence is hereby added at the end the second paragraph for each Fund: "The fund is non-diversified under federal securities laws."

Under “Principal Risks” in the Funds’ summary prospectuses and each Fund’s summary section of the statutory prospectus, the following disclosure is hereby added:

> Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

The sixth paragraph under “Principal Investment Strategies” on pages 146 and 147 of the statutory prospectus will be replaced with the following:

"The subadviser's sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings. The fund is non-diversified under federal securities laws."

In the section “More Information About Risks Related to Principal Investment Strategies” beginning on page 168 of the statutory prospectus, the row entitled “Non-Diversification Risk” is hereby amended to add an “X” to the column showing risks of each Fund thereby indicating that this risk disclosure applies to each Fund.

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020/EMSC&ISC Non-Diversified

Virtus KAR Emerging Markets Small-Cap Fund and

Virtus KAR International Small-Cap Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 30, 2018 to the

Statement of Additional Information (“SAI”),

dated January 29, 2018, as supplemented

IMPORTANT NOTICE TO INVESTORS

Shareholders of Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund (the “Funds”), approved a change to each Fund’s fundamental policy and classification from a diversified fund to a non-diversified fund. The changes to each Fund’s fundamental policy are effective November 30, 2018. The resulting disclosure changes to the Virtus Opportunities Trust SAI are described below.

In the “Diversification of Funds” section on page 9, the disclosure is hereby replaced with the following:

Each Fund is diversified under the 1940 Act with the exception of Alternatives Diversifier Fund, EM Small-Cap Fund and International Small-Cap Fund which are non-diversified funds. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

In the “Investment Limitations” Section on page 72, under “Fundamental Investment Limitations,” Item (1) is hereby replaced with the following:

(1)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Alternatives Diversifier Fund, EM Opportunities Fund, EM Small-Cap Fund, International Small-Cap Fund, Low Duration Income Fund and Tax-Exempt Bond Fund.)

Investors should retain this supplement with the

SAI for future reference.

VOT 8020B/EMSC&ISC Non-Diversified